Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (this “Amendment”) is entered into as of September 24, 2018, among AMERICAN FINANCE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Borrower”), GENIE ACQUISITION, LLC, a Delaware limited liability company (“Genie”), as a Guarantor, AMERICAN FINANCE TRUST, INC., a Maryland corporation (“AF REIT”), as a Guarantor, the other Guarantors party hereto, the Lenders party hereto, and BMO HARRIS BANK N.A., as administrative agent (in such capacity, the “Administrative Agent”).
PRELIMINARY STATEMENTS
A.    The Borrower, Genie, AF REIT, the other Guarantors party thereto, the Lenders party thereto, and the Administrative Agent have heretofore entered into that certain Credit Agreement dated as of April 26, 2018 (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
B.    The Borrower has requested that the Lenders and the Administrative Agent make certain amendments to the Credit Agreement, and the Lenders and the Administrative Agent are willing to do so under the terms and conditions set forth in this Amendment.
C.        This Amendment shall constitute a Loan Document and these Preliminary Statements shall be construed as part of this Amendment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.	AMENDMENT TO CREDIT AGREEMENT.
Section 5.1 of the Credit Agreement shall be amended by restating clause (i) of the defined term “Unencumbered Pool Requirements” to read in its entirety as follows:
“(i)    no more than 35% of the Aggregate Unencumbered Pool Value may be comprised of the Unencumbered Pool Value from Unencumbered Pool Properties that are Specialty Properties; provided that if a Specialty Property is occupied by a Tenant with an investment grade credit rating, the Unencumbered Pool Value from such Specialty Property shall not be included for purposes of this clause (i).”

SECTION 2.	REAFFIRMATION OF GUARANTIES.
Each Guarantor hereby (i) acknowledges and consents to the terms of this Amendment and the Credit Agreement as amended by this Amendment, (ii) confirms that its Guaranty in favor of the Administrative Agent, for the benefit of the Lenders, and all of its obligations thereunder, as amended, remain in full force and effect and (iii) reaffirms all of the terms, provisions, agreements and covenants contained in its Guaranty. Each Guarantor agrees that its consent to any further amendments or modifications to the Credit Agreement and other Loan Documents shall not be required solely as a result of this acknowledgment and consent having been obtained, except to the extent, if any, required by any Guaranty.

SECTION 3.	CONDITIONS PRECEDENT.
The effectiveness of this Amendment is subject to the Administrative Agent having received this Amendment duly executed by the Borrower, each Guarantor, and the Required Lenders.

SECTION 4.	REPRESENTATIONS.
In order to induce the Administrative Agent and the Required Lenders to execute and deliver this Amendment, the Borrower, Genie, AF REIT and each other Guarantor hereby represents to the Administrative Agent and the Lenders that (a) after giving effect to this Amendment, the representations and warranties set forth in Section 6 of the Credit Agreement, as amended by this Amendment, are and shall be and remain true and correct in all material respects as of the date hereof (or, if any such representation and warranty is expressly stated to have been made as of a specific date, as of such specific date) and (b) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 5.	MISCELLANEOUS.
5.1.    Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, the other Loan Documents, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.
5.2.    The Borrower agrees to pay on demand all reasonable costs and out-of-pocket expenses of or incurred by the Administrative Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent.
5.3.    This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT, AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE CONSTRUED AND DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5‑1401 AND SECTION 5‑1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.
[SIGNATURE PAGES FOLLOW]

This Amendment is entered into as of the date and year first above written.
BORROWER:
AMERICAN FINANCE OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	AMERICAN FINANCE TRUST, INC., its general partner
By: /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory
GUARANTORS:
AMERICAN FINANCE TRUST, INC., a Maryland corporation
By: /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

GENIE ACQUISITION, LLC, a Delaware limited liability company
By: /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

ARC BHTVCMI001, LLC
ARC CLORFL001, LLC
ARG DDBLVTN001, LLC
ARG DDBRVTN001, LLC
ARC FEEGLWI001, LLC
ARC FEGRFND001, LLC
ARC FESOUIA001, LLC
ARC FEWAUWI001, LLC
ARC HCHARTX001, LLC
ARC HR5CSMA002, LLC
ARG KGOMHNE001, LLC
ARC LCROWTX001, LLC
ARC NCCHRNC001, LLC
ARC NWNCHSC001, LLC
ARC PRLAWKS001, LLC
ARC PSFKFKY001, LLC
ARC QSOKCOK001, LLC
ARG SBTLHFL001, LLC
ARG SBTLHFL002, LLC
ARG SBTLHFL003, LLC
ARC SRTULOK001, LLC
ARC SSSDLLA001, LLC
ARC SWHOUTX001, LLC
ARC SWWCHOH001, LLC
ARC SWWMGPA001, LLC
ARC TCMESTX001, LLC
ARC TMMONPA001, LLC
ARC TSKCYMO001, LLC
ARC WEMPSMN001, LLC
ARG WO9PSLB001, LLC
By: American Finance Operating Partnership, L.P., its sole member
By: American Finance Trust, Inc., its general partner
By /s/ Michael Anderson
Name: Michael Anderson
Title: Authorized Signatory

ADMINISTRATIVE AGENT:
BMO HARRIS BANK N.A.
By: /s/ Lloyd Baron
Name: Lloyd Baron
Title: Director

LENDERS:
BMO HARRIS BANK N.A., as a Lender
By: /s/ Lloyd Baron
Name: Lloyd Baron
Title: Director

CITIZENS BANK, N.A., as a Lender
By: /s/ Michelle M. Dawson
Name: Michelle M. Dawson
Title: Vice President

SUNTRUST BANK, as a Lender
By: /s/ Nick Preston
Name: Nick Preston
Title: Director

SOCIÉTÉ GÉNÉRALE, as a Lender
By: /s/ Kimberly A. Metzger
Name: KIMBERLY A. METZGER
Title: DIRECTOR

COMERICA BANK, as a Lender
By: /s/ Charles Weddell
Name: Charles Weddell
Title: Vice President

KEYBANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Sara Jo Smith
Name: Sara Jo Smith
Title: Vice President